UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 13, 2015


                          Dominovas Energy Corporation
             (Exact name of registrant as specified in its charter)

          Nevada                         000-51736              20-5854735
(State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)           File No.)        Identification Number)

                   1395 Chattahoochee Ave., Atlanta, GA 30318
                    (Address of principal executive offices)

                                 (800) 679-1249
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changes since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report includes certain statements that are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement in this report that is not a statement of historical fact may be deemed to be a forward-looking statement. We often use these types of statements when discussing our plans and strategies, our anticipation of revenues from designated markets and statements regarding the development of our businesses, the markets for our services and products, our anticipated capital expenditures, operations, support systems, changes in regulatory requirements and other statements contained in this report regarding matters that are not historical facts. When used in this report, the words "expect," "anticipate," "intend," "plan," "believe," "seek," "estimate" and other similar expressions are generally intended to identify forward-looking statements. Because these forward-looking statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by these forward-looking statements. There can be no assurance that: (i) we have correctly measured or identified all of the factors affecting us or the extent of their likely impact;
(ii) the publicly available information with respect to these factors on which our analysis is based is complete or accurate; (iii) our analysis is correct; or
(iv) our strategy, which is based in part on this analysis, will be successful. We do not assume any obligation to update or revise any forward- looking statements, whether as a result of new information, future events or otherwise.

ITEM 1.01. ENTRY MATERIAL AGREEMENT

On February 20, 2014 Company entered into a three-year employment agreement with Kerry Stewart, our Executive Vice President of Operations, with the agreement becoming effective on March 1, 2014. Mr. Stewart's salary is $93,000 per year, increasing by 25% eighteen months from the effective date. The agreement contains customary non-competition, non-solicitation and non-disclosure provisions.

On April 30, 2014 Company entered into a three-year employment agreement with Dr. Shamiul Islam, our Executive Vice President of Fuel Cell Operations, with the agreement becoming effective on May 1, 2014. Dr. Islam's salary is $112,000 per year. The agreement contains customary non-competition, non-solicitation and non-disclosure provisions.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibits

Exhibit                           Description
-------                           -----------

10.08       Employment Agreement of Kerry Stewart dated February 20, 2014.

10.09       Employment Agreement of Dr. Shamiul Islam dated April 30, 2014.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DOMINOVAS ENERGY CORPORATION


Date: February 12, 2015              By: /s/ Neal Allen
                                        ----------------------------------------
                                     Name:  Neal Allen
                                     Title: Chairman, President and
                                            Chief Executive Officer

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